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                                                                   EXHIBIT 10.56


June 28, 2001



Name
Address


        Re:    Agreement to Repurchase Tality Corporation Common Stock

Dear Tality Stockholder:

        Pursuant to that certain Common Stock Purchase Agreement (the "Purchase Agreement"), dated on or about July 14, 2000, between yourself and Cadence Design Systems, Inc. ("Cadence"), you purchased [Shares_Purchased] shares of Class A common stock of Tality Corporation, to be held in the name of [Name] (the "Shares"). Cadence hereby offers to repurchase the Shares for consideration of $6.10 per share, which represents the fair market value of each of the Shares as determined by the Board of Directors of Tality and Cadence and constitutes a total consideration of $[Total_Purchase_Price] for all of the Shares (the "Repurchase Price"), which offer is effective only if accepted on or prior to July 30, 2001, unless the offer is extended.

        By indicating your acceptance of this repurchase offer and signing this letter agreement and returning it, along with a completed copy of the attached Substitute Form W-9, or, if you are not a resident of the United States, a Form W-8 (which will be provided upon request), to Cadence at Cadence Design Systems, Inc., 2655 Seely Avenue, Building 5, San Jose, California 95134, Attn: Stock Administration, Fax: (408) 944-7835) no later than July 30, 2001, you hereby accept Cadence's offer to repurchase the Shares, on the terms and conditions herein. If you reject this repurchase offer, please indicate your rejection below and sign this letter agreement and return to Cadence. Once you have accepted this repurchase offer, you may not withdraw your acceptance.

        If your properly completed acceptance is received by Cadence and the repurchase is completed within one year of your acquisition of the Shares, any loss recognized by you on such sale will be treated as a short-term capital loss. However, if such sale is completed after one year of your acquisition of the Shares, any such loss will be treated as a long-term capital loss. We urge you to discuss the tax implications to you with your tax advisor.

        If you do not accept this offer, there will be no change to your existing Tality Shares. It is anticipated that the Tality entities will undergo some form of reorganization, but such reorganization, once completed, is not expect to change the terms of the Tality Shares. Tality Shares that are not repurchased will not be registered under the Securities Act of 1933, and therefore will not constitute liquid securities before any initial public offering of Tality Corporation.

        In connection with your purchase of the Shares, you delivered to Cadence a secured promissory note (the "Promissory Note") for the purchase price of the Shares which bears interest at the rate of 6.51% per annum, compounded semi-annually. As payment of the Repurchase Price, Cadence will reduce the outstanding amount owed to Cadence by you pursuant to the Promissory Note by the amount of the Repurchase Price (less any applicable withholding taxes), resulting in the total amount owed under the Promissory Note to be $[Total_Balance]. This amount consists of the $[Principal] remaining principal amount and $[Interest] accrued interest as of the date of this letter. Additional interest will continue to accrue on any outstanding balance on and as of the date hereof and will continue to accrue as long as such balance remains outstanding. Cadence will also release its security interest in the Shares. Your acceptance of this agreement will amend your Promissory Note to reduce the amount currently owed under the Promissory Note and to make the Promissory Note unsecured. The interest rate of the Promissory Note will not change. You will not receive a new promissory note reflecting these changes.

        In consideration of Cadence's offer to repurchase the Shares, you hereby release, acquit and forever discharge Cadence, Tality, Tality Canada Corporation, Tality UK, Ltd. and their respective officers, directors, agents, servants, employees, attorneys, stockholders, successors, assigns and other affiliates (the "Releasees") of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, directly or indirectly arising out of or in any way connected with the Purchase Agreement, the related Pledge Agreement, the transactions contemplated by such agreements, stock, stock options, or any other ownership interests in Tality Corporation, including but not limited to, all such claims and demands pursuant to any federal, state or local law, statute, or causes of action under securities law, contract law or tort law; or any related events, acts or conduct at any time prior to and including the date of execution of this letter agreement.

        In addition, by signing this letter agreement, you understand and agree that the release of claims described above includes claims which may be unknown to you at present, and that you have read and understand Section 1542 of the California Civil Code, which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." You hereby waive and relinquish any and all rights under Section 1542 with respect to your release of any unknown or unsuspected claims you might have against the Releasees.

        Promptly after receipt of your properly executed copy of this letter agreement, the Pledge Agreement dated on or about July 19, 2000 executed by you in connection with the Purchase Agreement and your Promissory Note will be terminated and will be of no further force and effect.

        This letter agreement will be governed by and construed in accordance with the laws of the State of California without regard to conflict of laws principles thereof.

        You acknowledge that this letter agreement has been prepared on behalf of Cadence by Gibson, Dunn & Crutcher LLP, counsel to Cadence, and that Gibson, Dunn & Crutcher LLP does not represent, and is not acting on behalf of you. You have been provided with an opportunity to consult with your own counsel and tax advisor with respect to this letter agreement.





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

        Should you have any questions regarding this matter please contact Elizabeth Villalobos at Cadence, tel: (408) 944-7835 or via email at lizv@cadence.com. We appreciate your assistance in handling this matter in a timely fashion.

                                            Very truly yours,

                                            CADENCE DESIGN SYSTEMS, INC.


                                            By:  William Porter
                                            Its: Senior Vice President and
                                                 Chief Financial Officer






[_] I ACCEPT the offer to repurchase Tality common stock and related waiver

[_] I DO NOT accept the offer to repurchase Tality common stock

X ___________________________________    Date: __________________, 2001
Signature

Print Name: _________________________

X ___________________________________    Date: __________________, 2001
Spouse's Signature

Print Name: _________________________


Home Telephone Number (with area code): ________________________________









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

                   SUMMARY OF TERMS OF STOCK REPURCHASE OFFER

             -----------------------------------------------------

               RESPONSE NEEDED BY 12:00 MIDNIGHT, CALIFORNIA TIME,

                 ON JULY 30, 2001, UNLESS THE OFFER IS EXTENDED

             -----------------------------------------------------

        You must check your election and sign and date the Offer Letter, have your spouse sign and date the Offer Letter and return it, along with a completed copy of the attached Substitute Form W-9, or if you are not a resident of the United States, a Form W-8 (which will be provided upon request), to Stock Administration, Cadence Design Systems, Inc., 2655 Seely Avenue, Building 5, San Jose, California 95134, Fax: (408) 944-7835, before 12:00 midnight, California Time, on July 30, 2001, unless the offer is extended. If you have any questions, please contact Elizabeth Villalobos at Cadence, tel: (408) 944-7835 or via email at lizv@cadence.com.

             -----------------------------------------------------

        The following description summarizes some of the terms and conditions of the offer to Repurchase Tality Corporation Class A Common Stock ("Tality Stock"). Please read the Offer to Repurchase as well because the information in this summary is not complete.

        WHO CAN PARTICIPATE IN THE REPURCHASE? Any holder of Tality Stock who purchased such stock from Cadence may sell all of his or her Tality Stock.

        ARE THERE ANY CONDITIONS OF THE REPURCHASE? Any holder of Tality Stock must transfer his or her Tality Stock on an all-or-nothing basis. Any such holder must also agree to waive any claims against Cadence, Tality Corporation and their affiliates relating to the offer and his or her ownership of Tality Corporation equity. In addition, once a holder of Tality Stock accepts the offer, this acceptance cannot be revoked.

        WHAT IS THE REPURCHASE PRICE PER SHARE OF THE TALITY STOCK? Cadence will repurchase shares of Tality Stock at a repurchase price equal to $6.10, the fair market value of such Tality Stock.

        WHAT DOES THE COMPANY RECOMMEND THAT I DO? Although the Cadence board of directors or the compensation committee of the board has approved Cadence making this offer, neither we nor our board of directors (nor any committee of the board) makes any recommendation as to whether you should accept the Offer to Repurchase or refrain from making such election. You must make your own decision whether to elect to accept the Offer to Repurchase Tality Stock. Our board of directors recognizes that the decision to accept the offer is an individual one that should be based on a variety of factors and you should consult with your personal financial and tax advisors if you have questions about your financial or tax situation.





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

        WHAT HAPPENS TO MY TALITY STOCK IF I ACCEPT THE OFFER? If you accept the offer, all of your Tality Stock will be cancelled and you will have no further right or interest in Tality Stock.

        WHAT IS THE U.S. TAX TREATMENT OF RECEIPT OF THE REPURCHASE PRICE FOR THE TALITY STOCK? If you accept the offer, you will recognize gain or loss equal to the difference between the amount of cash that you receive and your tax basis in the shares of Tality Stock that are tendered pursuant to the offer. For a more detailed discussion, see "The Material U.S. Federal Income Tax Consequences" contained in the Offer to Repurchase. We recommend that you consult with your own tax advisor to determine the specific tax consequences to you of accepting the offer.

        Under U.S. federal income tax law, a stockholder whose tendered shares of Tality Common Stock are accepted for payment pursuant to the Offer to Repurchase may be subject to backup withholding at a rate of 31%. To prevent backup withholding on any payment made to a stockholder pursuant to the Offer to Repurchase, the stockholder is required to notify Cadence of the stockholder's current taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such stockholder is awaiting a TIN), and that (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. If Cadence is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to the shares of Tality Common Stock pursuant to the Offer to Repurchase may be subject to backup withholding.

        Each stockholder is required to give Cadence the TIN (e.g., Social Security number or employer identification number) of the record holder of the shares of Tality Common Stock. A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished Cadence with his or her TIN by the time payment is made. A stockholder who checks the box in Part 3 in lieu of furnishing such stockholder's TIN should furnish Cadence with such stockholder's TIN as soon as it is received.

        Certain stockholders (including, among others, all corporations and certain non-U.S. citizens) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a stockholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing exempt on the face of the form. A stockholder who is not a U.S. citizen or who is a non-U.S. entity should also submit to Cadence a properly completed Form W-8, Certificate of Foreign Status (which will be provided upon request), signed under penalty of perjury, attesting to the stockholder's exempt status. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.




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        If backup withholding applies, Cadence is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. Cadence cannot refund amounts withheld by reason of backup withholding.

        WHAT HAPPENS IF I DON'T ACCEPT THE OFFER? If you do not accept the Offer to Repurchase, you will keep all of your current Tality Stock. It is anticipated that the Tality entities will undergo some form of reorganization, but upon completion of the reorganization, such reorganization is not expected to change the terms of the Tality Stock. Tality Stock that is not Repurchased will not be registered under the Securities Act of 1933, and therefore will not constitute liquid securities before any initial public offering of Tality Corporation.






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                          CADENCE DESIGN SYSTEMS, INC.

-------------------------------------------------------------------------------

     SUBSTITUTE       PART 1 - PLEASE PROVIDE YOUR TIN            Social Security Number OR
                      IN THE BOX AT THE RIGHT AND              Employer Identification Number
      FORM W-9        CERTIFY BY SIGNING AND DATING BELOW

                                                               --------------------------
 DEPARTMENT OF THE
      TREASURY
  INTERNAL REVENUE
      SERVICE
                      PART 2 - CERTIFICATION -                       PART 3 -

                      Under penalties of perjury, I certify that:    Awaiting TIN  [X]
                      (1)  The number shown on this form is my
                           correct Taxpayer Identification Number
                           (or I am waiting for a number to be
                           issued to me); and
                      (2)  I am not subject to backup withholding
                           because (a) I am exempt from backup
                           withholding, or (b) I have not been notified by the
                           Internal Revenue Service (the "IRS") that I am
                           subject to backup withholding as a result of a
                           failure to report all interest or dividends, or (c)
                           after being so notified, the IRS has notified me that
                           I am no longer subject to backup withholding.

    REQUEST FOR
      TAXPAYER
   IDENTIFICATION
   NUMBER ("TIN")

                      CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that your are no longer subject to backup withholding, do not cross out such item (2).

                      Signature:
                                 -----------------------------------------------

                      Name:                                Date:
                           ----------------------------          ---------------

                      Address:
                               -------------------------------------------------
                                                  (PLEASE PRINT)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9.





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
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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature:                                         Date:           , 200[ ]
          -------------------------------------          ----------     ---

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